UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 8, 2020

C&F FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	000-23423	54-1680165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

802 Main Street, West Point, Virginia	23181
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (804) 843-2360

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	CFFI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 1.01         Entry into a Material Definitive Agreement

The information set forth under Item 2.03 is incorporated into this Item 1.01 by reference.

Item 2.03         Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On May 8, 2020, C&F Finance Company, the wholly-owned consumer finance subsidiary of C&F Financial Corporation, entered into the Ninth Amendment to the Amended and Restated Loan and Security Agreement with Wells Fargo Bank, N.A. and various financial institutions (the “Amendment” and the agreement as amended, the “Loan and Security Agreement”), which amended the Amended and Restated Loan and Security Agreement, dated as of August 25, 2008, as amended by (i) the First Amendment to Amended and Restated Loan and Security Agreement , dated as of July 1, 2010, (ii) the Second Amendment to Amended and Restated Loan and Security Agreement , dated as of September 17, 2012, (iii) the Third Amendment to Amended and Restated Loan and Security Agreement , dated as of November 12, 2013, (iv) the Fourth Amendment to Amended and Restated Loan and Security Agreement , dated as of September 2, 2015, (v) the Fifth Amendment to Amended and Restated Loan and Security Agreement , dated as of November 1, 2016, (vi) the Sixth Amendment to Amended and Restated Loan and Security Agreement , dated as of June 28, 2017, (vii) the Seventh Amendment to Amended and Restated Loan and Security Agreement , dated as of December 21, 2017 and (viii) the Eighth Amendment to Amended and Restated Loan and Security Agreement , dated as of April 30, 2019.

Among other non-material changes, at the request of C&F Finance Company the Amendment:

(i)

reduces the maximum principal amount of the line of credit from $120 million to $50 million in order to lower the Company’s overall borrowing costs by using excess cash on hand and to lower costs related to the unused portion of the line of credit;

(ii)	reduces the unused line fee and establishes the unused line fee at up to 0.75 percent;

The foregoing description is a summary of the material provisions of the Amendment and is qualified in its entirety by the Amendment, which is filed as Exhibit 10.19.9 hereto and is incorporated herein by reference.

In connection with entering into the Amendment, C&F Financial Corporation paid down the line of credit from its prior balance of $75 million to $0, using excess cash.

Item 9.01         Financial Statements and Exhibits

(d) Exhibits

10.19.9    Ninth Amendment to Amended and Restated Loan and Security Agreement  by and among Wells Fargo Bank, N.A., various financial institutions and C&F Finance Company dated as of May 8, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C&F FINANCIAL CORPORATION
(REGISTRANT)

Date:	May 13, 2020	By: /s/ Jason E. Long
Jason E. Long
Chief Financial Officer and Secretary